UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 25, 2003 (April 11, 2003)

Date of Report (Date of earliest event reported)

CABLETEL COMMUNICATIONS CORP.

(Exact name of Registrant as specified in its charter)

Ontario, Canada

(Jurisdiction of incorporation or organization)

1-13332 (Commission File Number)	8647 8525 (Canadian Federal Tax Account Number)

230 Travail Rd., Markham, Ontario, Canada L3S 3J1

(Address of principal executive offices)

(905) 475-1030

(Registrant’s telephone number, including area code)

Item 5.  Other Events

     On April 21, 2003, Cabletel Communications Corp. announced that the Honorable David R. Peterson, P.C., Q.C. has resigned from his position as Chairman of the Board of Directors. No successor has as yet been named to fill the vacancy created by his resignation

Item 7.  Financial Statements and Exhibits

99.1 Press release dated April 21, 2003

99.2 Letter of resignation dated April 11, 2003

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABLETEL COMMUNICATIONS CORP. (Registrant)

Date: April 22, 2003	By:	/s/ Ron Eilath Ron Eilath Executive Vice President and Chief Financial Officer